UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2017

QUIDEL CORPORATION (Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California (Address of principal executive offices)		92130 (Zip Code)
Registrant's telephone number, including area code: (858) 552-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Current Report on Form 8-K of Quidel Corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on October 6, 2017 (the “Original Form 8-K”) reporting that the Company had completed its acquisition of the Triage and BNP Businesses (as defined below). This Amendment is being filed solely to include the audited and unaudited financial statements of the Triage and BNP Businesses and other information required by Item 9.01 of Form 8-K concerning the Company’s acquisition of the Triage and BNP Businesses. No other amendments to the Original Form 8-K are being made by this Amendment.
On October 6, 2017, the Company closed its acquisition of: (i) the Triage® MeterPro business (the “Triage Business”) of Alere Inc., a Delaware corporation (“Seller”), pursuant to an Amended and Restated Purchase Agreement, dated September 15, 2017, among the Company, Seller, Quidel Cardiovascular Inc. (f/k/a QTB Acquisition Corp.), a Delaware corporation and wholly owned subsidiary of the Company (“Purchaser”), and, for the limited purposes set forth therein, Abbott Laboratories, an Illinois corporation (“Abbott”); and (ii) Seller’s contractual arrangement with Beckman Coulter, Inc. for the supply by Seller of antibodies and other inputs related to, and distribution of, the Triage® BNP Test for the Beckman Coulter Access Family of Immunoassay Systems (the “BNP Business” and together with the Triage Business, the “Triage and BNP Businesses”), pursuant to an Amended and Restated BNP Purchase Agreement, dated September 15, 2017, among the Company, Seller, Purchaser, and, for the limited purposes set forth therein, Abbott.
Pursuant to its authority in Rule 3-13 of Regulation S-X, the staff of the Commission has informed the Company that it would permit the Company to file audited special purpose combined statements of assets acquired and liabilities assumed and of revenues and direct expenses, in satisfaction of the requirements of Rule 3-05 of Regulation S-X.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
For the Triage and BNP Businesses: (i) the Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed as of September 30, 2017 (unaudited), December 31, 2016 and 2015 (audited), and (ii) the Special Purpose Combined Statements of Net Revenues and Direct Expenses for the nine-month periods ended September 30, 2017 and 2016 (unaudited) and for the years ended December 31, 2016, 2015, and 2014 (audited), the notes related thereto and the related Report of Independent Auditors, issued by PricewaterhouseCoopers LLP, dated December 18, 2017, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.
The unaudited pro forma combined financial information giving effect to the acquisition and related financing as of September 30, 2017, and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, and the notes related thereto, are attached as Exhibit 99.3 hereto and incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1
Amended and Restated Triage Purchase Agreement, dated as of September 15, 2017, by and among Quidel Corporation, solely for the purposes of Sections 6.13 and 12.15 thereof, Alere Inc., Quidel Cardiovascular Inc. (f/k/a QTB Acquisition Corp.), and, for the limited purposes set forth therein, Abbott Laboratories (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Quidel Corporation on September 18, 2017).

10.2
Amended and Restated BNP Purchase Agreement, dated as of September 15, 2017, by and among Quidel Corporation, solely for the purposes of Section 11.15 thereof, Alere Inc., Quidel Cardiovascular Inc. (f/k/a QTB Acquisition Corp.), and, for the limited purposes set forth therein, Abbott Laboratories (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Quidel Corporation on September 18, 2017).

23.1	Consent of PricewaterhouseCoopers, LLP.
99.1	Press release, dated December 19, 2017, announcing pro forma results for the closed acquisition of the Triage® MeterPro and BNP Businesses.
99.2
The Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed as of September 30, 2017 (unaudited), December 31, 2016 and 2015 (audited), and the Special Purpose Combined Statements of Revenues and Direct Expenses for the nine-month periods ended September 30, 2017 and 2016 (unaudited) and for the years ended December 31, 2016, 2015, and 2014 (audited), in each case for the Triage and BNP Businesses, and the notes related thereto.

99.3
The unaudited pro forma combined financial information as of September 30, 2017, and for the nine months ended September 30, 2017 and for the year ended December 31, 2016 giving effect to the acquisition and related financing, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2017

QUIDEL CORPORATION

By:	/s/ Randall J. Steward
Name:	Randall J. Steward
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Amended and Restated Triage Purchase Agreement, dated as of September 15, 2017, by and among Quidel Corporation, solely for the purposes of Sections 6.13 and 12.15 thereof, Alere Inc., Quidel Cardiovascular Inc. (f/k/a QTB Acquisition Corp.), and, for the limited purposes set forth therein, Abbott Laboratories (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Quidel Corporation on September 18, 2017).

10.2
Amended and Restated BNP Purchase Agreement, dated as of September 15, 2017, by and among Quidel Corporation, solely for the purposes of Section 11.15 thereof, Alere Inc., Quidel Cardiovascular Inc. (f/k/a QTB Acquisition Corp.), and, for the limited purposes set forth therein, Abbott Laboratories (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Quidel Corporation on September 18, 2017).

23.1	Consent of PricewaterhouseCoopers, LLP.
99.1	Press release, dated December 19, 2017, announcing pro forma results for the closed acquisition of the Triage® MeterPro and BNP Businesses.
99.2
The Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed as of September 30, 2017 (unaudited), December 31, 2016 and 2015 (audited), and the Special Purpose Combined Statements of Revenues and Direct Expenses for the nine-month periods ended September 30, 2017 and 2016 (unaudited) and for the years ended December 31, 2016, 2015, and 2014 (audited), in each case for the Triage and BNP Businesses, and the notes related thereto.

99.3
The unaudited pro forma combined financial information as of September 30, 2017, and for the nine months ended September 30, 2017 and for the year ended December 31, 2016 giving effect to the acquisition and related financing, and the notes related thereto.